                                                                       Exhibit B


                              OFFICERS' CERTIFICATE

         We, Howard B. Nelson, Jr., Chief Financial Officer and Secretary, and Kenneth E. Howell, Senior Vice President, Chief Accounting Officer and Assistant Secretary of Colonial Properties Trust, the General Partner (the "General Partner") of Colonial Realty Limited Partnership (the "Operating Partnership"), pursuant to Section 301 of the Indenture dated as of July 22, 1996 between the Operating Partnership and Bankers Trust Company, as Trustee, as supplemented by the First Supplemental Indenture, dated as of December 31, 1998 (the "Indenture"), hereby certify that:

         A. A series of Securities entitled "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Securities") was established by a Board Resolution dated October 24, 1996 (the "Initial Resolutions"), the terms of which were set forth in that certain Officers' Certificate dated December 6, 1996, attached hereto as Exhibit A (the "Initial Certificate").

         B. In the Initial Resolutions, the General Partner set the maximum aggregate initial offering price of Securities that may be authenticated and delivered under the Indenture at $370,000,000. Of this amount, $357,500,000 aggregate initial offering price of Securities has been authenticated and issued as of the date hereof.

         C. The General Partner has increased the maximum aggregate initial offering price of Securities that may be authenticated and delivered under the Indenture from $370,000,000 to $582,500,000 pursuant to a Board Resolution dated April 18, 2000.

Notwithstanding anything to the contrary in the Initial Certificate, we further certify as follows with respect to the Securities (unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Indenture):

         1.       the  title  of the  Securities  is  "Medium-Term  Notes  Due
                  Nine Months or More From Date of Issue." The Securities constitute a series of Securities as defined in the Indenture. Unless otherwise specified in the directions or instructions referred to in paragraph 15 of this Officers' Certificate, the Securities remaining unissued are issuable as Registered Securities in permanent global form only in denominations of $1,000 or any integral multiple thereof pursuant to the terms of that certain Distribution Agreement of even date among the Operating Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Bear, Stearns & Co. Inc., Goldman, Sachs & Co., PNC Capital Markets, Inc., Salomon Smith Barney Inc., Wachovia Securities, Inc. (the "Distribution Agreement"), including the Administrative Procedures attached as Exhibit B to the Distribution Agreement (the "Administrative Procedures"), and any terms agreement
                  entered  into   pursuant  to  the   Distribution
                  Agreement, and pursuant to the terms of the Operating Partnership's base Prospectus dated June 7, 2000 (the "Base Prospectus"), as supplemented by the Operating Partnership's Prospectus Supplement dated August 30, 2000 (the "Prospectus Supplement"), as supplemented by any pricing supplement applicable to a particular issuance of Securities;

         2. of the $582,500,000 maximum aggregate initial offering price of Securities that may be authenticated and delivered under the Indenture, the remaining aggregate initial offering price of Securities that may be authenticated and delivered under the Indenture is $225,000,000 or the equivalent thereof in one or more foreign or composite currencies (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to
                  Section 304, 305, 306, 906, 1107 or 1305 of the Indenture);

         3. the principal of (and premium or Make-Whole Amount, if any) or interest, if any, on the Securities shall be payable on such dates and in such currencies (if other than Dollars) and with reference to such indices, formulae or other methods, if any, specified in the directions or instructions referred to in paragraph 15 of this Officers' Certificate, subject to the provisions of the Indenture;

         4. interest will accrue from the date of issuance, unless otherwise specified in the applicable directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities will bear interest at a rate of interest determined upon their issuance in accordance with, and payable as set forth in, the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities will initially bear interest at the rate specified in, or determined in accordance with the manner specified in, the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate;

         5. unless otherwise specified in the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate, the Securities are not subject to redemption through the operation of a sinking fund or other analogous fund or otherwise;

         6. the Corporate Trust Office of Bankers Trust Company is appointed the principal paying agent, transfer agent, and registrar for the Securities and for the purpose mentioned in
                  Section 1002 of the Indenture. The Securities may be presented for payment at maturity at such Corporate Trust Office, or at any other agency as may be appointed by the Operating Partnership from time to time in The City of New York;

         7. the provisions of Sections 1402 and 1403 of the Indenture with regard to defeasance and discharge and covenant defeasance, respectively, shall be applicable to the Securities without modification;

         8. except under the limited circumstances described in the Prospectus Supplement under the caption "Description of the Notes--Book Entry Notes," the Securities will be represented by one or more Global Notes;

         9. the Securities shall be subject to the transfer restrictions described under the caption "Description of Debt Securities-- Denomination, Interest, Registration and Transfer" in the Base Prospectus;

         10.      the Securities shall be subject to the following Events of
                  Default:

                  (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security or of any coupon appertaining thereto, when such interest, Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security when it becomes due and payable at its Maturity or in connection with any redemption, repayment, acceleration of maturity or otherwise; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Operating Partnership in the Indenture with respect to any Security (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with in Section 501 of the Indenture), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Operating Partnership, by the Trustee, or to the Operating Partnership and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

                  (4) a default under any bond, debenture, note or other evidence of indebtedness of the Operating Partnership (other than indebtedness as to which recourse is limited to some or all of the assets of the Operating Partnership), or under any mortgage, indenture or other instrument of the Operating Partnership (including a default with respect to Debt Securities of any series other than the Securities) under which there may be issued or by which there may be secured any such indebtedness of the Operating Partnership (or by any Subsidiary, the repayment of which the Operating Partnership has guaranteed or for which the Operating Partnership is directly responsible or liable as obligor or guarantor on a full recourse basis) whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Operating Partnership by the Trustee or to the Operating Partnership and the Trustee by the Holders of at least 10% in principal amount of the outstanding Securities a written notice specifying such default and requiring the Operating Partnership to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" under the Indenture; or

                  (5) the Operating Partnership or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                          (A)  commences a voluntary case,

                          (B) consents to the entry of an order for relief against it in an involuntary case,

                          (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                          (D) makes a general assignment for the benefit of its creditors; or

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                          (A) is for relief against the Operating Partnership or any Significant Subsidiary in an involuntary case,

                          (B)  appoints a Custodian of the Operating
                               Partnership or any Significant Subsidiary or for all or substantially all of either of its property, or

                          (C)  orders the liquidation of the Operating
                               Partnership or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

                  (7) any other Event of Default provided with respect to the Securities.

         11. the Securities shall have such other terms and conditions as are set forth in the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities shall be subject to the provisions of the Indenture;

         12.      attached as Exhibit B is a form of floating rate Note, and
                              ---------
                  attached as Exhibit C is a form of fixed rate Note (each, a
                              ---------
                  "Form of Note"), both of which are in the form hereby approved pursuant to authority granted by the Board of Directors of the General Partner;

         13. each request from the Operating Partnership at or subsequent to the date of this Certificate that the Trustee authenticate and deliver Securities will constitute a representation and warranty as of the date of such request that all representations and warranties contained in this Officers' Certificate or any other certificate delivered to the Trustee in connection with the designation of the terms of the Securities are true and correct as if made on such date;

         14. in accordance with the terms of the Administrative Procedures, the Operating Partnership may request from time to time that the Trustee authenticate and deliver Securities up to an aggregate initial offering price of $225,000,000, having such terms and conditions as are specified at the time of such request;

         15. in authenticating and delivering any Securities, the Trustee is authorized to rely on the directions or instructions, written, electronic, or oral (with written confirmation), including the related Pricing Supplement, Form of Note, or written terms agreement, of Thomas H. Lowder, or of any person or persons designated by him in writing, each of whom has been authorized by the Board of Directors of the General Partner to establish the terms of the Securities.

         This Certificate is delivered pursuant to the provisions of Sections 102, 201, 301, and 303 of the Indenture. The undersigned hereby certify as follows:

                  (a) we have read each of the Sections of the Indenture referred to above;

                  (b) we have examined the Indenture, the Forms of Note, and certain resolutions of the Board of Directors of Colonial Properties Trust ("CPT") adopted at a meeting held on April 18, 2000, and certain resolutions of the Pricing Committee of CPT adopted by written consent on August 29, 2000 relating to the Securities, and such other documents, records, and instruments as we have deemed necessary for purposes of giving this certificate;

                  (c) to the best of our knowledge, no Event of Default with respect to the Securities has occurred and is continuing;

                  (d) in our opinion, we have made such examination and investigation as is necessary to enable us to express an informed opinion as to whether the conditions precedent to the issuance of the Securities have been complied with; and

                  (e) in our opinion, the conditions precedent to the issuance of the Securities have been complied with.


Dated:  August 31, 2000                 Colonial Realty Limited Partnership
                                        By:    Colonial Properties Trust, its
                                               general partner

                                        By:
                                               -------------------------
                                                 Howard B. Nelson, Jr.
                                                 Chief Financial Officer and
                                                 Secretary



                                        By:
                                               ---------------------
                                                 Kenneth E. Howell
                                                 Senior Vice President,
                                                 Chief Accounting Officer and
                                                 Assistant Secretary

                                                                       Exhibit A

                             OFFICERS' CERTIFICATE

     We, Howard B. Nelson, Jr., Senior Vice President, Chief Operating Officer and Assistant Secretary, and Douglas B. Nunnelley, Senior Vice President, Chief Financial Officer and Assistant Secretary of Colonial Properties Holding Company, Inc., the General Partner (the "General Partner") of Colonial Realty Limited Partnership (the "Operating Partnership"), pursuant to Section 301 of the Indenture dated as of July 22, 1996 between the Operating Partnership and Bankers Trust Company, as Trustee (the "Indenture"), hereby certify that a series of Securities with the following terms has been established by a Board Resolution (the "Securities"), and we further certify as follows with respect to the Securities (unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Indenture):

     1. the title of the Securities shall be "Medium-Term Notes Due Nine Months or More From Date of Issue." The Securities shall constitute a series of Securities as defined in the Indenture. Unless otherwise specified in the directions or instructions referred to in paragraph 15 of this Officers' Certificate, the Securities shall be issuable as Registered Securities in permanent global form only in denominations of $1,000 or any integral multiple thereof pursuant to the terms of that certain Distribution Agreement of even date among the Operating Partnership, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Lehman Brothers Inc., J.P. Morgan Securities Inc. and UBS Securities LLC (the "Distribution Agreement"), including the Administrative Procedures attached as Exhibit B to the Distribution Agreement (the "Administrative Procedures"), and any terms agreement entered into pursuant to the Distribution Agreement, and pursuant to the terms of the Operating Partnership's base Prospectus dated December 6, 1996 (the "Base Prospectus"), as supplemented by the Operating Partnership's Prospectus Supplement dated December 6, 1996 (the "Prospectus Supplement"), as supplemented by any pricing supplement applicable to a particular issuance of Securities;

     2. the maximum aggregate principal amount of Securities that may be authenticated and delivered under the Indenture shall be $370,000,000 or the equivalent thereof in one or more foreign or composite currencies (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 304, 305, 306, 906, 1107 or 1305 of the Indenture);

     3. the principal of (and premium or Make-Whole Amount, if any) or interest, if any on the Securities shall be payable on such dates and in such currencies (if other than Dollars) and with reference to such indices, formulae or other methods, if any, specified in the directions or instructions referred to in paragraph 15 of this Officers' Certificate, subject to the provisions of the Indenture;

     4. interest will accrue from the date of issuance, unless otherwise specified in the applicable directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities will bear interest at a rate of interest determined upon their issuance in accordance with, and payable as set forth in, the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities will initially bear interest at the rate specified in, or determined in accordance with the manner specified in, the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate;

     5. unless otherwise specified in the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate, the Securities are not subject to redemption through the operation of a sinking fund or other analogous fund or otherwise;

     6. the Corporate Trust Office of Bankers Trust Company is appointed the principal paying agent, transfer agent, and registrar for the Securities and for the purpose mentioned in Section 1002 of the Indenture. The Securities may be presented for payment at maturity at such Corporate Trust Office, or at any other agency as may be appointed by the Operating Partnership from time to time in The City of New York;

     7. the provisions of Sections 1402 and 1403 of the Indenture with regard to defeasance and discharge and covenant defeasance, respectively, shall be applicable to the Securities without modification;

     8. except under the limited circumstances described in the Prospectus Supplement under the caption "Description of the Securities--Book Entry Notes," the Securities will be represented by one or more Global Notes;

     9. the Securities shall be subject to the transfer restrictions described under the caption "Description of the Securities--

          Denomination, Interest, Registration and Transfer" in the Base Prospectus;

     10.  the Securities shall be subject to the following Events of Default:

          (1) default in the payment of any interest upon or any Additional Amounts payable in respect of any Security or of any coupon appertaining thereto, when such interest , Additional Amounts or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium or Make-Whole Amount, if any, on) any Security when it becomes due and payable at its Maturity or in connection with any redemption, repayment, acceleration of maturity or otherwise; or

          (3) default in the performance, or breach, of any covenant or warranty of the Operating Partnership in the Indenture with respect to any Security (other than a covenant or warranty a default in whose performance or whose breach is specifically dealt with in Section 501 of the Indenture), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail to the Operating Partnership, by the Trustee, or to the Operating Partnership and the Trustee by the Holders of at least 25% in principal amount of the outstanding Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

          (4) a default under any bond, debenture, note or other evidence of indebtedness of the Operating Partnership (other than indebtedness as to which recourse is limited to some or all of the assets of the Operating Partnership), or under any mortgage, indenture or other instrument of the Operating Partnership (including a default with respect to Debt Securities of any series other than the Securities) under which there may be issued or by which there may be secured any such indebtedness of the Operating Partnership (or by any Subsidiary, the repayment of which the Operating Partnership has guaranteed or for which the Operating Partnership is directly responsible or liable as obligor or guarantor on a full recourse basis) whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay an aggregate principal amount exceeding $10,000,000 of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto and shall have resulted in such indebtedness in an aggregate principal amount exceeding $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Operating Partnership by the Trustee or to the Operating Partnership and the Trustee by the Holders of at least 10% in principal amount of the outstanding Securities a written notice specifying such default and requiring the Operating Partnership to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" under the Indenture; or

          (5) the Operating Partnership or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (A)  commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (D)  makes a general assignment for the benefit of its creditors;
                    or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (A) is for relief against the Operating Partnership or any Significant Subsidiary in an involuntary case,

               (B) appoints a Custodian of the Operating Partnership or any Significant Subsidiary or for all or substantially all of either of its property, or

               (C) orders the liquidation of the Operating Partnership or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

          (7) any other Event of Default provided with respect to the Securities.

     11. the Securities shall have such other terms and conditions as are set forth in the related Form of Note or the directions or instructions referred to in paragraph 15 of this Officers' Certificate. The Securities shall be subject to the provisions of the Indenture;

     12. attached as Exhibit A is a form of floating rate Note, and attached as Exhibit B is a form of fixed rate Note (each, a "Form of Note"), both of which are in the form hereby approved pursuant to authority granted by the Board of Directors of the General Partner;

     13. each request from the Operating Partnership at or subsequent to the date of this Certificate that the Trustee authenticate and deliver Securities will constitute a representation and warranty as of the date of such request that all representations and warranties contained in this Officers' Certificate or any other certificate delivered to the Trustee in connection with the designation of the terms of the Securities are true and correct as if made on such date;

     14. in accordance with the terms of the Administrative Procedures, the Operating Partnership may request from time to time that the Trustee authenticate and deliver Securities up to an aggregate principal amount of $370,000,000, having such terms and conditions as are specified at the time of such request;

     15. in authenticating and delivering any Securities, the Trustee is authorized to rely on the directions or instructions, written, electronic, or oral (with written confirmation, including the related Pricing Supplement, Form of Note, or written terms agreement, of Thomas H. Lowder, or of any person or persons designated by him in writing, each of whom has been authorized by the Board of Directors of the General Partner to establish the terms of the Securities.

     This Certificate is delivered pursuant to the provisions of Sections 201, 301, and 303 of the Indenture. The undersigned hereby certify as follows:

          (a) we have read each of the Sections of the Indenture referred to above;

          (b) we have examined the Indenture, the Forms of Note, and certain resolutions of the Executive Committee of the Board of Directors of Colonial Properties Holding Company, Inc. ("CPHC") adopted at a meeting on September 10, 1996, certain resolutions of the Board of Directors of CPHC adopted at a meeting held on October 24, 1996, and certain resolutions of the Pricing Committee of CPHC adopted by written consent on December 5, 1996 relating to the Securities, and such other documents, records, and instruments as we have deemed necessary for purposes of giving this certificate;

          (c) to the best of our knowledge, no Event of Default with respect to the Securities has occurred and is continuing;

          (d) in our opinion, we have made such examination and investigation as is necessary to enable us to express an informed opinion as to whether the conditions precedent to the issuance of the Securities have been complied with; and

          (e) in our opinion, the conditions precedent to the issuance of the Securities have been complied with.


Dated:  December 6, 1996            Colonial Realty Limited Partnership
                                    by: Colonial Properties Holding
                                        Company, Inc.

                                    by:
                                       --------------------------------------
                                       Howard B. Nelson, Jr.
                                       Senior Vice President,
                                       Chief Operating Officer and
                                       Assistant Secretary



                                    by:
                                       --------------------------------------
                                       Douglas B. Nunnelley
                                       Senior Vice President,
                                       Chief Financial Officer and
                                       Assistant Secretary

                                                                       EXHIBIT B

                                [FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY./1/


REGISTERED               CUSIP No.:     PRINCIPAL AMOUNT:
No. FLR-___              ___________    ________________

                      COLONIAL REALTY LIMITED PARTNERSHIP

                               MEDIUM-TERM NOTE
                                (Floating Rate)

INTEREST RATE BASIS      ORIGINAL ISSUE DATE:          STATED MATURITY DATE:
OR BASES:

     IF LIBOR:                          IF CMT RATE:
          [ ] LIBOR Reuters                  [ ] CMT Telerate Page 7051
              Page:                          [ ] CMT Telerate Page 7052:
          [ ] LIBOR Telerate                 [ ] Weekly Average
              Page:                          [ ] Monthly Average
          LIBOR Currency:

INDEX MATURITY:            INITIAL INTEREST RATE: %    INTEREST PAYMENT DATE(S):

SPREAD (PLUS OR            SPREAD MULTIPLIER:          INITIAL INTEREST RESET
MINUS):                                                DATE:

___________________________________
/1/   This paragraph applies to global Notes only.

MINIMUM INTEREST RATE: %  MAXIMUM INTEREST RATE: %   INTEREST RESET DATE(S):

INITIAL REDEMPTION        INITIAL REDEMPTION         ANNUAL REDEMPTION
DATE:                     PERCENTAGE: %              PERCENTAGE REDUCTION: %

OPTIONAL REPAYMENT        CALCULATION AGENT:         [ ] CHECK IF DISCOUNT NOTE
DATE(S):                                             Issue Price %

INTEREST CATEGORY:                      DAY COUNT CONVENTION:
[ ] Regular Floating Rate Note          [ ] 30/360 for the period
[ ] Floating Rate/Fixed Rate Note            from           to           .
     Fixed Rate Commencement Date:      [ ] Actual/360 for the period
     Fixed Interest Rate: %                  from           to           .
[ ] Inverse Floating Rate Note          [ ] Actual/Actual for the period
     Fixed Interest Rate: %                  from           to           .
                                        Applicable Interest Rate Basis:

SPECIFIED CURRENCY:                     AUTHORIZED DENOMINATION:
[ ] United States dollars               [ ] $1,000 and integral multiples
[ ] Other:                                   thereof
                                        [ ] Other:

EXCHANGE RATE AGENT:

ADDENDUM ATTACHED
[ ] Yes
[ ] No

OTHER/ADDITIONAL PROVISIONS:

     Colonial Realty Limited Partnership, a Delaware limited partnership (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to
             , or registered assigns, the Principal Amount of             , on
the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium and/or interest to the extent legally enforceable) at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions specified above and on the reverse hereof or in an Addendum hereto with respect to one or more Interest Rate Bases specified above until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided,
                                                               --------
however, that if the Original Issue Date occurs between a Record Date (as
-------
defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the registered holder (the "Holder") of this Note on the Record Date with respect to such second Interest Payment Date.

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes, as defined on the reverse hereof) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"); provided, however,
                                                          --------  -------
that interest payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date other than the Maturity Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the close of business on any Record Date and, instead, shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner, all as more fully provided for in the Indenture.

     Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon delivery of [a duly completed election form]/2/ [instructions] /3/ as contemplated on the reverse hereof) at the office or

______________________________
/2/  This text applies to certificated Notes only.

agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, currently the office of the Trustee located at Four Albany Street, New York, New York 10006, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine; provided,
                                                                  --------
however, that if the Specified Currency (as defined below) is other than United
-------
States dollars and such payment is to be made in the Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this
Note is presented and surrendered and, if applicable, [a duly completed repayment election form is]/4/ [instructions are]/5/ delivered at the aforementioned office or agency maintained by the Company in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made at the aforementioned office of agency maintained by the Company or, at the option of the Company, by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained by the Trustee; provided, however, that a Holder of
                                    --------  -------
U.S.$10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if such Holder has delivered appropriate wire transfer instructions in writing to the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

     If any Interest Payment Date other than the Maturity Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after the Maturity Date to the date of such payment on the next succeeding Business Day.

     As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if the Specified Currency is other
                  --------  -------
than United States dollars, such day must not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (or,

_____________________________

 ...(continued)
/3/  This texts applies to global Notes only.

/4/  This texts applies to certificated Notes only.

/5/  This texts applies to global Notes only.

if the Specified Currency is Euro, such day must be a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open); provided, further, that if LIBOR is an applicable Interest Rate Basis,
          --------  -------
such day must be a London Banking Day (as defined below). "London Banking Day" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency (as defined on the reverse hereof)) in London. "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the LIBOR Currency relates, as applicable, except, in the case of (i) or (ii), that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely with respect to the Specified Currency) Melbourne, Toronto, Frankfurt, Amsterdam, Milan, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively.

     The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in the Specified Currency specified above (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts in the country issuing such Specified Currency or, if such Specified Currency is Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union, then in the currency which is at the time of such payment legal tender in the related country or in the adopting member states of the European Union) (the "Specified Currency"). If the Specified Currency is other than United States dollars, except as otherwise provided below, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the Holder of this Note.

     If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive any amount payable hereunder in such Specified Currency. If the Holder of this Note shall not have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

     If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

     If the Specified Currency is other than United States dollars or a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, but the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.
The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances shall not constitute an Event of Default (as defined in the Indenture).

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

     The Company agrees to indemnify the Holder of any Note against any loss incurred by such Holder as a result of any judgment or order being given or made against the Company for any amount due hereunder and such judgment or order requiring payment in a currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Holder, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by such Holder, as the case may be. The foregoing indemnity constitutes a separate and independent obligation of the Company and continues in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

     Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Colonial Properties Trust, as general partner of Colonial Realty Limited Partnership, has caused this Note to be duly executed by one of its duly authorized officers.

                         COLONIAL REALTY LIMITED PARTNERSHIP

                         By: Colonial Properties Trust, not individually but as its general partner

                         By_______________________________________________
                            Howard B. Nelson, Jr.
                            Chief Financial Officer and Secretary

                         By_______________________________________________
                           Kenneth E. Howell
                           Senior Vice President and Chief Accounting Officer

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of
the series designated therein referred
to in the within-mentioned Indenture.

BANKERS TRUST COMPANY,
as Trustee

By______________________________________
           Authorized Signatory

                               [REVERSE OF NOTE]

                      COLONIAL REALTY LIMITED PARTNERSHIP

                               MEDIUM-TERM NOTE
                                (Floating Rate)

     This Note is one of a duly authorized series of Debt Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated as of December 6, 1996, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be.

     This Note is issuable only in registered form without coupons in minimum denominations of U.S.$1,000 and integral multiples thereof or other Authorized Denomination specified on the face hereof.

     This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

     This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S.$1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such other minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof (in accordance with the provisions of the Indenture) not more than 60 nor less than 30 calendar days prior to the Redemption Date. The "Redemption Price" shall be the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if any, specified on the face hereof as set forth below) multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

     This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S.$1,000 or other integral multiple of an Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S.$1,000 or such other minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, the Trustee must receive at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date, such Note and [the form thereon entitled "Option to Elect Repayment" duly completed]/6/ [instructions to such effect forwarded by the Holder hereof]/7/. Exercise of such repayment option by the Holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms and provisions as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

     If this Note is specified on the face hereof to be a Discount Note, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity of this Note will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (2) any unpaid interest accrued thereon to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount."

     For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause an assumed yield on the Note to be constant. The assumed constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period), a coupon rate equal to the initial interest rate applicable to this Note and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

     The interest rate borne by this Note will be determined as follows:

          (i) Unless the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note" or the face hereof specifies that either "Other/Additional Provisions" or an Addendum hereto applies, in each case, relating to a different interest rate formula, this Note shall be designated as a

___________________________
/6/  This texts applies to certificated Notes only.

/7/  This text applies to global Notes only.

     "Regular Floating Rate Note" and, except as set forth below or specified on the face hereof or in an Addendum hereto, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in
                                   --------  -------
     effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

          (ii) If the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or
     (b) multiplied by the Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however,
                                                            --------  -------
     that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no Fixed Interest Rate is so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If the Interest Category of this Note is specified on the face hereof as an "Inverse Floating Rate Note", then, except as set forth below or specified on the face hereof or in an Addendum hereto, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any; provided, however, that, unless otherwise specified on the face hereof or
     --------  -------
     in an Addendum hereto, the interest rate hereon shall not be less than zero. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the
                 --------  -------
     period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

     Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be based on: (i) if such day is an Interest Reset Date, the rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date; or (ii) if such day is not an Interest Reset Date, the rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date; provided, however, that the interest rate for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable

Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

     The interest rate applicable to each Interest Reset Period commencing on the related Interest Reset Date will be determined by the Calculation Agent specified on the face hereof as of the applicable Interest Determination Date and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be calculated on such Interest Determination Date. The "Interest Determination Date" with respect to the Federal Funds Rate and the Prime Rate will be the Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" with respect to the CD Rate, the CMT Rate and the Commercial Paper Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate shall be the last working day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); and the "Interest Determination Date" with respect to LIBOR shall be the second London Banking Day immediately preceding the applicable Interest Reset Date, unless the LIBOR Currency is British pounds sterling, in which case the "Interest Determination Date" will be the applicable Interest Reset Date. The "Interest Determination Date" with respect to the Treasury Rate shall be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at an auction held on Monday of each week, unless such Monday is a legal holiday, in which case the auction is normally held on the immediately succeeding Tuesday, although such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week
--------  -------
preceding the applicable Interest Reset Date, the "Interest Determination Date" shall be such preceding Friday. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases specified on the face hereof, the "Interest Determination Date" pertaining to this Note shall be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable.

     Unless otherwise specified on the face hereof or in an Addendum hereto, the rate with respect to each Interest Rate Basis will be determined in accordance with the applicable provisions below.

     CD Rate.  If an Interest Rate Basis for this Note is specified on the face
     -------
hereof as the CD Rate, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as:

     (1) the rate on such Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)", or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such CD Rate Interest Determination Date for negotiable United States dollar certificates of deposit of the Index Maturity as published in H.15 Daily Update (as defined below), or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market)", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such CD Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States dollar certificates of deposit with a remaining maturity closest to the Index Maturity in an amount that is representative for a single transaction in such market at such time, or

     (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the CD Rate in effect on such CD Rate Interest Determination Date.

     "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication.

     CMT Rate.  If an Interest Rate Basis for this Note is specified on the face
     --------
hereof as the CMT Rate, the CMT Rate shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date") in accordance with the following provisions:

     (1)  if "CMT Telerate Page 7051" is specified on the face hereof:

          (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as such yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7051 (or any other page as may replace such page on such service) ("Telerate Page 7051") for such CMT Rate Interest Determination Date, or

          (b) if the rate referred to in clause (a) does not so appear on Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity and for such CMT Rate Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on such CMT Rate Interest Determination Date for the period of the Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or

          (d) if the rate referred to in clause (c) is not so published, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three leading primary United States government securities dealers in The City of New York (each, a "Reference Dealer") selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time, or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated, or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity greater than the Index Maturity, a remaining term to maturity closest to the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time, or

          (g) if fewer than five but more than two such prices referred to in clause (f) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated, or

          (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on such CMT Rate Interest Determination Date. If two such United States Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

     (2)  If "CMT Telerate Page 7052" is specified on the face hereof:

          (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as such yield is displayed on Bridge Telerate, Inc. (or any successor service) on page 7052 (or any other page as may replace such page on such service ) ("Telerate Page 7052") for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

          (b) if the rate referred to in clause (a) does not so appear on the Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity and for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities", or

          (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls, or

          (d) if the rate referred to in clause (c) is not so published, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity of no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time, or

          (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated, or

          (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent as a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity longer than the Index Maturity, a remaining term to maturity closest to the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time, or

          (g)  if fewer than five but more than two prices referred to in clause
     (f) are provided as requested, the rate on such CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated, or

          (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on such CMT Rate Interest Determination Date.

     If two United States Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

     Commercial Paper Rate.  If an Interest Rate Basis for this Note is
     ---------------------
specified on the face hereof as the Commercial Paper Rate, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date") as:

     (1) the Money Market Yield (as defined below) on the Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Commercial Paper-Nonfinancial", or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper-Nonfinancial", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Commercial Paper Rate Interest Determination Date calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization, or

     (4) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:


          Money Market Yield =            D x 360           x 100
                              -----------------------------
                                       360 - (D x M)
where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Eleventh District Cost of Funds Rate.  If an Interest Rate Basis for this
     ------------------------------------
Note is specified on the face hereof as the Eleventh District Cost of Funds Rate, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date") as:

     (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption "11th District" on the display on Bridge Telerate, Inc. (or any successor service) on page 7058 (or any other page as may replace such page on such service) ("Telerate Page 7058") as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date, or

     (2) if the rate referred to in clause (1) does not so appear on Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, or

     (3) if the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

     Federal Funds Rate.  If an Interest Rate Basis for this Note is specified
     ------------------
on the face hereof as the Federal Funds Rate, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date") as:

     (1) the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Bridge Telerate, Inc. (or any successor service) on page 120 (or any other page as may replace such page on such service) ("Telerate Page 120"), or

     (2) if the rate referred to in clause (1) does not so appear on Telerate page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Federal Funds Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the

Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date, or

     (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

     LIBOR.  If an Interest Rate Basis for this Note is specified on the face
     -----
hereof as LIBOR, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date") in accordance with the following provisions:

     (1) if "LIBOR Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or

     (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates calculated by the Calculation Agent (unless the LIBOR Page by its terms provides only for a single rate, in which case the offered rate) for deposits in the LIBOR Currency having the Index Maturity, commencing on such Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date, or

     (3) if fewer than two offered rates appear, or if no such rate appears, as applicable, on such LIBOR Interest Determination Date on the LIBOR Page as specified in clause (1) or (2) above, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in such market at such time, or

     (4) if fewer than two quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks having the Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in such market at such time, or

     (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on such LIBOR Interest Determination Date.

     "LIBOR Currency" means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, United States dollars.

     "LIBOR Page" means either: (a) if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency, or (b) if "LIBOR Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Bridge Telerate, Inc. (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

     Prime Rate.  If an Interest Rate Basis for this Note is specified on the
     ----------
face hereof as the Prime Rate, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as:

     (1) the rate on such Prime Rate Interest Determination Date as published in H.15(519) under the caption "Bank Prime Loan", or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Prime Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date, or

     (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Prime Rate Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent, or

     (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on such Prime Rate Interest Determination Date.

     "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace the US PRIME 1 page on such service) for the purpose of displaying prime rates or base lending rates of major United States banks.

     Treasury Rate.  If an Interest Rate Basis for this Note is specified on the
     -------------
face hereof as the Treasury Rate, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as:

     (1) the rate from the auction held on such Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc. (or any successor service) on page 56 (or any other page as may replace such page on such service) ("Telerate Page 56") or page 57 (or any other page as may replace such page on such service) ("Telerate Page 57"), or

     (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for such Treasury Bills as published in
H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or

     (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the United States Department of the Treasury, or

     (4) if the rate referred to in clause (3) is not so announced by the United States Department of Treasury or if the Auction is not held, the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

     (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or

     (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on such Calculation Date, the rate on such Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity, or

     (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

     "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

          Bond Equivalent Yield =            D x N           x 100
                                 ---------------------------
                                         360 - (D x M)


where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Reset Period.

     Notwithstanding the foregoing, the interest rate that may accrue hereon during any Interest Reset Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, in each case as specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

     The "Calculation Date", if applicable, pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date.

     Accrued interest hereon shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the applicable Interest Period. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for each such date shall be computed by dividing the interest rate applicable to such day by 360 if the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis or by the actual number of days in the year if the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. Unless otherwise specified as the Day Count Convention on the face hereof, the interest factor for this Note, if the interest rate is calculated with reference to two or more Interest Rate Bases, shall be calculated in each period in the same manner as if only the Applicable Interest Rate Basis specified on the face hereof applied.

     All percentages resulting from any calculation on this Note shall be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all amounts used in or resulting from such calculation on this Note shall be rounded, in the case of United States dollars, to the nearest cent or, in the case of a Specified Currency other than United States dollars, to the nearest unit (with one-half cent or unit being rounded upwards).

     If an Event of Default shall occur and be continuing, the principal of the Notes may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

     [The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.]/8/

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities at any time by the Company and the Trustee with the consent of


_________________________
/8/ Reference should be made to the terms of the particular series of Notes as to whether or not this paragraph applies.

the Holders of a majority of the aggregate principal amount of all Debt Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein [and herein]/9/ set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes having the same terms and provisions, of Authorized Denominations and for the same aggregate principal amount, will be issued by the Company to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein [and herein]/10/ set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different Authorized Denominations but otherwise having the same terms and provisions, as requested by the Holder hereof surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

__________________________
/9/  This text applies to global Notes only.

/10/ This text applies to global Notes only.

     THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -   as tenants in common                    UNIF GIFT MIN ACT - _________ Custodian _________
TEN ENT   -   as tenants by the entireties                                (Cust)                (Minor)
JT TEN    -   as joint tenants with right of                         under Uniform Gifts to Minors
              survivorship and not as tenants                         Act______________________________
              in common                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

                      __________________________________
                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
            OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------
|                        |
|                        |
________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

________________________________________________________________________________
this Note and all rights thereunder hereby irrevocably constituting and appointing

________________________________________________________________________Attorney
to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:____________________                 _____________________________________

                                           _____________________________________
                                                  Notice: The signature(s) on
                                                  this Assignment must
                                                  correspond with the name(s) as
                                                  written upon the face of this
                                                  Note in every particular,
                                                  without alteration or
                                                  enlargement or any change
                                                  whatsoever.

                           OPTION TO ELECT REPAYMENT

     [The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at_____________________________________________________________________________

_______________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, currently located at Four Albany Street, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 (or other integral multiple of an Authorized Denomination) (provided that any remaining principal amount shall be at least U.S.$1,000 or the minimum Authorized Denomination) which the Holder elects to have repaid and specify the denomination or denominations (which shall be U.S.$1,000 or the minimum Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
to be Repaid: $_____________             ____________________________________
                                         Notice:  The signature(s) on this
Date: ______________________             Option to Elect Repayment must
                                         correspond with the name(s) as written
                                         upon the face of this Note in every
                                         particular, without alteration or
                                         enlargement or any change
                                         whatsoever.]/11/

__________________
/11/  This form applies to certificated Notes only.

                                                                       EXHIBIT C

                                [FACE OF NOTE]

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN./1/


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY./2/



REGISTERED              CUSIP No.:                        PRINCIPAL AMOUNT:
No. FXR- ====           ===================               =================


                      COLONIAL REALTY LIMITED PARTNERSHIP
                               MEDIUM-TERM NOTE
                                 (Fixed Rate)

ORIGINAL ISSUE DATE:        INTEREST RATE:     %          STATED MATURITY DATE:

INTEREST PAYMENT DATE(S):
[_] June 15 and December 15
[_] Other:

INITIAL REDEMPTION          INITIAL REDEMPTION            ANNUAL REDEMPTION
DATE:                       PERCENTAGE:        %          PERCENTAGE
                                                          REDUCTION:     %

OPTIONAL REPAYMENT          [_] CHECK IF A
DATE(S):                        DISCOUNT NOTE
                                    Issue Price:   %


SPECIFIED CURRENCY:         AUTHORIZED DENOMINATION:      EXCHANGE RATE
[_] United States dollars   [_] $1,000 and integral       AGENT:
[_] Other:                      multiples thereof
                            [_] Other:

ADDENDUM ATTACHED           OTHER/ADDITIONAL PROVISIONS:
[_] Yes

_______________________
/1/ This paragragh applies to Global Notes only.

/2/ This paragraph applies to Global Notes only.

[_] No

     Colonial Realty Limited Partnership, a Delaware limited partnership (the "Company", which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________________ , or registered assigns, the Principal Amount of
___________________, on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof, or any earlier date of acceleration of maturity) (each such date being hereinafter referred to as the "Maturity Date" with respect to the principal repayable on such date) and to pay interest thereon (and on any overdue principal, premium, and/or interest to the extent legally enforceable), at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the
                                           --------  -------
Original Issue Date occurs between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the Holder (as defined below) of this Note on the Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person (the "Holder") in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day, as defined below) immediately preceding such Interest Payment Date (the "Record Date"); provided, however, that interest
                                           --------  -------
payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any interest not so punctually paid or duly provided for ("Defaulted Interest") on any Interest Payment Date other than the Maturity Date will forthwith cease to be payable to the Holder on any Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, written notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

Payment of principal, premium, if any, and interest in respect of this Note due on the Maturity Date will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, upon submission of a duly completed election form as contemplated on the reverse hereof) at the corporate trust office of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, currently located at Four Albany Street, New York, New York 10006, or at such other paying agency in the Borough of Manhattan, The City of New York, as the Company may determine; provided, however, that if the Specified Currency
                       --------  -------
specified above is other than United States dollars and such payment is to be made in the Specified Currency in accordance with the provisions set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank designated by the Holder hereof at least 15 calendar days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed repayment election form) is presented and surrendered at the aforementioned office of the Trustee in time for the Trustee to make such payment in such funds in accordance with its normal procedures. Payment of interest due on any Interest Payment Date other than the Maturity Date will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained at the aforementioned office of the Trustee; provided, however, that a Holder of U.S. $10,000,000 (or, if the Specified
--------  -------
Currency is other than United States dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Trustee shall remain in effect until revoked by such Holder.

If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Business Day.

As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that if the Specified Currency is other
                  --------  -------
than United States dollars and any payment is to be made in the Specified Currency in accordance with the provisions hereof, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (unless the Specified Currency is European Currency Units ("ECU"), in which case such day is also not a day that appears as an ECU non-settlement day on the display designated as "ISDE" on the Reuter Monitor Money Rates Service (or is not a day designated as an ECU non-settlement day by the ECU Banking Association) or, if ECU non-settlement days do not appear on that page (and are not so designated), a day that is not a day on which payments in ECU cannot be settled in the international interbank market).

"Principal Financial Center" means the capital city of the country issuing the Specified Currency (except as described in the immediately preceding paragraph with respect to ECU), except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Italian lire and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney, Toronto, Frankfurt, Amsterdam, Milan and Zurich, respectively.

The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than United States dollars, except as otherwise provided below, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into United States dollars for payment to the Holder of this Note.

If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive any amount payable hereunder in such Specified Currency. If the Holder of this Note shall not have duly made and election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this
Note in the Specified Currency, any United States dollar amount to be received by the Holder of this Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11.00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of this Note by deductions from such payments. If three such bid quotations are not available, payments on this Note will be made in the Specified Currency.

If the Specified Currency is other than United States dollars, the Holder of this Note may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency by submitting a written request for such payment to the Trustee at its corporate trust office in The City of New York on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. The Holder of this Note may elect to receive all or a specified portion of all future payments in the Specified Currency in respect of such principal, premium, if any, and/or interest and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be.

If the Specified Currency is other than United States dollars or a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, but the Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars on the basis of the Market Exchange Rate (as defined below) determined by the

Exchange Rate Agent on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment made in United States dollars under such circumstances will not constitute an Event of Default as established for this Note in accordance with the terms of the Indenture.

If the Specified Currency is a composite currency and the Holder of this Note shall have duly made an election to receive all or a specified portion of any payment of principal, premium, if any, and/or interest in respect of this Note in the Specified Currency, but such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Company, then the Company will be entitled to satisfy its obligations to the Holder of this Note by making such payment in United States dollars. The amount of each payment in United States dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in United States dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in United States dollars shall be calculated by aggregating the United States dollar equivalents of the Component Currencies. The United States dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the Market Exchange Rate on the second Business Day prior to such payment date or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate for each such Component Currency. Any payment made in United States dollars under such circumstances will not constitute an Event of Default as established for this Note in accordance with the terms of the Indenture.

If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

The Company agrees to indemnify the Holder of this Note against any loss incurred by the Holder hereof as a result of any judgment or order being given or made against the Company for any amount due hereunder and such judgment or order requiring payment in a currency or composite currency (the "Judgment Currency") other than the Specified Currency, and as a result of any variation between (i) the rate of exchange at which the Specified Currency amount is converted into the Judgment Currency for the purpose of entering such judgment or order, and (ii) the rate of exchange at which the Holder hereof, on the date of payment of such judgment or order, is able to purchase the Specified Currency with the amount of the Judgment Currency actually received by it, as the case may be. The foregoing indemnity constitutes a separate and independent obligation of the Company and continues in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" includes any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

 Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Colonial Properties Holding Company, Inc., as general partner of Colonial Realty Limited Partnership, has caused this Note to be duly executed by one of its duly authorized officers.

_______________        COLONIAL REALTY LIMITED PARTNERSHIP

Dated:
                       By: COLONIAL PROPERTIES HOLDING COMPANY, INC., not individually but as its general partner


                       By:  ________________________________
                            Howard B. Nelson, Jr.
                            Senior Vice President,
                            Chief Operating Officer and
                            Assistant Secretary


                       By:  ________________________________
                            Dougulas B. Nunnelley
                            Senior Vice President,
                            Chief Financial Officer and
                            Assistant Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities of
the series designated therein referred
to in the within-mentioned Indenture.


Dated:  ________________

BANKERS TRUST COMPANY,
as Trustee

By____________________________
       Authorized Signatory

                               [REVERSE OF NOTE]

                      COLONIAL REALTY LIMITED PARTNERSHIP
                               MEDIUM-TERM NOTE
                                 (Fixed Rate)


This Note is one of a duly authorized series of Debt Securities (the "Debt Securities") of the Company, which series of Securities is limited to $370,000,000 aggregate initial offering price (or the equivalent thereof, determined as of the respective dates of issuance, in any other currency or currencies), subject to the provisions of the Indenture, issued and to be issued under an Indenture, dated as of July 22, 1996, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and Bankers Trust Company, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes Due Nine Months or More From Date of Issue" (the "Notes"). All terms used but not defined in this Note or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture or on the face hereof, as the case may be. The terms of the individual Notes may vary with respect to the interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise.

This Note is issuable only in registered form without coupons in minimum denominations of U.S. $1,000 and integral multiples thereof or the minimum Authorized Denomination specified on the face hereof.

This Note will not be subject to any sinking fund and, unless otherwise specified on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

This Note will be subject to redemption at the option of the Company on any date on or after the Initial Redemption Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (the "Redemption Date"), on written notice given to the Holder hereof not more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of this Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or the minimum Authorized Denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum Authorized Denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (the "Repayment Date"). For this Note to be repaid, this Note, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued by the Company in the name of the Holder hereof upon the presentation and surrender hereof.

If this Note is a Discount Note as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of (1) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) and, in the event of any redemption of this Note (if applicable), multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable) and (2) any unpaid interest accrued thereon to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price and 100% of the principal amount of this Note is referred to herein as the "Discount".

For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

If an Event of Default, as established for this Note in accordance with the terms of the Indenture, shall occur and be continuing, the principal of the Notes may be accelerated in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Debt Securities of each series at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority of the aggregate principal amount of the outstanding Debt Securities of any series, on behalf of the Holders of all such Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture, as well as certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless (i) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes outstanding at the time, (ii) the Holders of not less than 25% in principal amount of the Notes outstanding at the time shall have made written request to the Trustee to institute proceedings in respect to such Event of Default in its own name as Trustee, (iii) such Holder or Holders have offered reasonable indemnity to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, (iv) the Trustee shall have failed to institute any such proceedings for 60 days after its receipt of such notice, request and offer of indemnity and (v) the Trustee shall not have received from the Holders of a majority in principal amount of the Notes outstanding at the time a direction inconsistent with such request.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. In no event shall the Company be required to pay any Additional Amounts as contemplated by the Indenture.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any authorized agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner thereof for all purposes (whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Company, the Trustee nor any such authorized agent shall be affected by notice to the contrary.

Notwithstanding anything contained herein or in the Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained in the Indenture or in this Note, or because of any indebtedness evidenced thereby (including without limitation, any obligation of indebtedness relating to the principal of, or premium or interest or any other amounts due, or claimed to be due, on this Note), or for any claim based thereon or otherwise in respect thereof, shall be had (i) against Colonial Properties Holding Company, Inc. or any other partner in the Company, (ii) against Colonial Properties Trust or any other person which owns an interest, directly or indirectly, in any partner in the Company or (iii) against any promoter, as such, or against any past, present or future stockholder, partner, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provisions or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of this Note by the Holder thereof and as part of the consideration for the issue of the Securities of this series. The Holder of this Note acknowledges by acceptance of this Note that its sole remedies under the Indenture for any default by the Company in the payment of the principal of, or any premium or interest or any amounts due, or claimed to be due, on this Note, or otherwise, are limited to claims against the property of the Company.


THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

All terms used in this Note which are defined in the Indenture and not otherwise defined in this Note shall have the meanings assigned to them in the Indenture.

                              ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _____
TEN ENT - as tenants by the entireties                (Cust)           (Minor)
JT TEN  - as joint tenants with right of         under Uniform Gifts to Minors
          survivorship and not as tenants           Act_____________________
          in common                                                    (State)

   Additional abbreviations may also be used though not in the above list.


                      __________________________________
                                  ASSIGNMENT


   FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR

                                                                         OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------
|                              |
|______________________________|________________________________________________
________________________________________________________________________________
________(Please print or typewrite name and address including postal zip code of assignee)

______________________________________________________________________________
this Note and all rights thereunder hereby irrevocably constituting and appointing

________________________________________________________ Attorney
to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:_____________________      _____________________________

                                 _______________________________
                                 Notice:  The signature(s) on
                                 this Assignment must correspond
                                 with the name(s) as written upon
                                 the face of this Note in every
                                 particular, without alteration
                                 or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at______________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)

For this Note to be repaid, the Trustee must receive at its corporate trust office in the Borough of Manhattan, The City of New York, currently located at Four Albany Street, New York, New York 10006, not more than 60 nor less than 30 calendar days prior to the Repayment Date, (i) this Note with this "Option to Elect Repayment" form duly completed or, (ii) a telegram, telex, facsimile transmission, or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of this Note to be repaid, the certificate number of a description of the tenor and term of this Note, a statement that the option to elect repayment is being exercised thereby, and a guarantee that this Note to be repaid, together with this "Option to Elect Repayment" duly completed, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; however, such telegram, telex, facsimile transmission, or letter shall only be effective if this Note and form duly completed are received by the Trustee by such fifth Business Day.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S.$1,000 (or, if the Specified Currency is other than United States dollars, the minimum Authorized Denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).


Principal Amount
to be Repaid:  $_____________
                                                 --------------------------
                                                  Notice: The signature(s)
                                                  on this Option to Elect
                                                  Repayment must correspond
                                                  with the name(s) as
                                                  written upon the face of
                                                  this Note in every
                                                  particular, without
                                                  alteration or enlargement
                                                  or any change whatsoever.